SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 12, 2004

HORIZON MEDICAL PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation or organization)	001-15459 (Commission File Number)	58-1882343 (I.R.S. Employer Identification No.)

One Horizon Way P.O. Box 627 Manchester, Georgia (Address of principal executive offices)	31816 (Zip Code)

Registrant’s telephone number, including area code: 706-846-3126

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
Signatures
EX-2.1 AGREEMENT & PLAN OF MERGER, MAY 12, 2004
EX-10.1 FORM OF VOTING AGREEMENT, MAY 12, 2004
EX-10.2 FORM OF LOCK-UP AGREEMENT, MAY 12, 2004
EX-10.3 AMENDMENT # 4 TO NOTE PURCHASE AGREEMENT
EX-10.4 AMEND. #1 TO PURCHASE AGREEMENT
EX-99.1 JOINT PRESS RELEASE MAY 13, 2004

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On May 13, 2004, Horizon Medical Products, Inc. (the “Registrant”) announced that it has entered into an Agreement and Plan of Merger, by and among the Registrant, RITA Medical Systems, Inc. (“RITA”), and Hornet Acquisition Corp., a wholly owned subsidiary of RITA (the “Merger Agreement”). The terms of the Merger Agreement provide that, among other things, each shareholder of the Registrant will receive 0.4212 (the “Exchange Ratio”) of a RITA share for each share of the Registrant’s common stock held on the effective date of the merger. Based on the Exchange Ratio, approximately 18,644,039 shares of RITA common stock are expected to be issued to the shareholders of the Registrant in the merger. Also, RITA expects to assume outstanding options and warrants of the Registrant to purchase (on a post-exchange basis) 3,395,110 shares of RITA common stock. Following the merger, RITA shareholders will own approximately 47.5% of the combined company and the Registrant’s shareholders will own approximately 52.5% of the combined company. The closing of the merger is subject to the approval of the shareholders of each of the Registrant and RITA and other customary closing conditions. The foregoing description is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     In connection with the Merger Agreement, the Registrant and RITA entered into Voting Agreements with each of (i) ComVest Venture Partners, L.P. (“ComVest”), (ii) Medtronic, Inc. (“Medtronic”), (iii) the following individuals, constituting all of the directors of the Registrant: Harold Blue, James Brands, Marshall Hunt, David Ku, Robert Priddy, Robert Tucker and Robert Wenzel, and (iv) the following individuals, each of whom is an executive officer of the Registrant: L. Bruce Maloy, Robert Singer and Elaine Swygert. A copy of the form of Voting Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. Also in connection with the Merger Agreement, the Registrant, RITA and each of ComVest, Medtronic and Mr. Hunt entered into Lock-Up Agreements relating to the sale of RITA common stock following the merger. A copy of the form Lock-Up Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

     In addition, the Registrant entered into an amendment to Note Purchase Agreement with ComVest and Medtronic, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference, and an amendment to the Amended and Restated Securityholders Agreement, by and among the Registrant, ComVest, Medtronic and Mr. Hunt, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

     A copy of the joint press release announcing the merger is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     The following exhibits are filed herewith:

Exhibit No.	Description
2.1 —	Agreement and Plan of Merger, by and among RITA Medical Systems, Inc., Hornet Acquisition Corp., and the Registrant, dated as of May 12, 2004.

10.1 —	Form of Voting Agreement, dated as of May 12, 2004, between RITA Medical Systems, Inc., the Registrant and certain shareholders of the Registrant.

10.2 —	Form of Lock-Up Agreement, dated as of May 12, 2004, between RITA Medical Systems, Inc., the Registrant and certain shareholders of the Registrant.

10.3 —	Amendment No. 4 to Note Purchase Agreement, dated as of May 12, 2004, by and among the Registrant; ComVest Venture Partners, L.P., and the Additional Note Purchasers (as defined therein).

10.4 —	Amendment No. 1 to Amended and Restated Securityholders Agreement, dated as of May 12, 2004, by and among the Registrant, ComVest Venture Partners, L.P., Medtronic, Inc., and Marshall Hunt.

99.1 —	Joint press release, issued on May 13, 2004.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 14, 2004

HORIZON MEDICAL PRODUCTS, INC.
By:	/s/ Robert J. Wenzel
Robert J. Wenzel
President, Chief Operating Officer and Interim Chief Executive Officer